Exhibit 10.30

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

AMENDMENT NO. 1 TO THE MANUFACTURING SERVICES AGREEMENT

THIS AMENDMENT (the “Amendment”) to the Manufacturing Services Agreement is made as of July 18, 2005 by and between Patheon Inc. (“Patheon”), having its principal office at 7070 Mississauga Road, Mississauga, Ontario, Canada, L5N 7J8 and Sepracor Inc. (“Sepracor”), having its principal office at 84 Waterford Drive, Marlborough, Massachusetts 01752, U.S.A.

WHEREAS Patheon and Sepracor entered into a Manufacturing Services Agreement dated March 1, 2004 (the “Agreement”); and

WHEREAS the parties wish to amend Schedules A and B to the Agreement as of January 27, 2005 (the “Amendment Effective Date”).

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.                                       The parties hereby agree that the Agreement shall be amended, as of the Amendment Effective Date, as set forth herein.  Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the respective meanings ascribed thereto in the Agreement.

2.                                       Schedule A to the Agreement is hereby deleted and replaced with Schedule A attached hereto.

3.                                       Schedule B to the Agreement is hereby deleted and replaced with Schedule B attached hereto.

Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect for the term thereof.  In the event of any conflict between this Amendment and the Agreement, the terms of this Amendment shall control.  Upon execution, the Agreement and this Amendment shall be deemed to constitute the entire Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by duly authorized representatives on the dates set forth below.

PATHEON INC.		SEPRACOR INC.

By:	/s/ Riccardo Trecroce	By:	/s/ Walter Piskorski
	Name: Riccardo Trecroce		Name: Walter Piskorski
	Title: General Counsel and Sr. Vice		Title: VP MFG OPS	8/1/05
President, Admin.

SCHEDULE A
PRODUCT SPECIFICATIONS

Copies of the finished Product specifications, packaging specifications and shipping requirements for each Product are attached hereto, which specifications are current as of the Commencement Date and are subject to change in accordance with the terms of this Agreement.

Eszoplicone Tablets (trade name:  “Lunesta”; formerly “Estorra”)

DESCRIPTION	PART NUMBER	SPECIFICATION
API
[**]	[**]	Client specifications Client specifications

Excipients
[**]	[**]	USP/NF/EP/JPE
[**]	[**]	NF/USP
[**]	[**]	USP/Client specifications
[**]	[**]	USP/NF/EP/JP/Harmonized
[**]	[**]	USP/NF/EP/JP
[**]	[**]	USP/Client specifications
[**]	[**]	USP
[**]	[**]	NF

Components

2-Tablet Blister, 36’s,	FCA2/S for 2mg FCB2/S for 3mg
Film, Aclar, PA200/02, 85mm,	BL-5038/S
Foil, Aluminum, 81mm, printed	AF-5091/S for 2mg AF-5092/S for 3mg
Insert for Lunesta 2 or 3 mg	IN-5254/S
Carton, 18 blisters of 2 tablets	IC-5072/S for 2mg IC-5073/S for 3mg
Shipper, corrugated, 464 x 315 x 232mm 200#, 24 cartons	SC-5182/S
Shipper label, 13 x 4 inches, blank	LB-5141/S

HUD Blister, 6 X 15’s	FCA15/S for 2mg FCB15/S for 3mg
Print Mat Lunesta HUD	PM-5037/S for 2mg PM-5038/S for 3mg
Aclar PA200/02, 140MM	BL-5039/S
Foil, Lunesta HUD	AF-5094/S for 2mg

2

AF-5095/S for 3mg
Insert Lunesta Tablets	IN05254/S
Carton, 15’s HUD	IP-5079/S for 2mg IP-5080/S for 3mg
Shipper, corrugated, 376 x 279 x 99mm 200#C	SC-5205/S
Shipper label, 13 x 4 inches, blank	LB-5141/S

Bottles, 100’s	FCB100/S for 3mg FCA100/S for 2mg FCH100/S for 1mg
Bottle, 40cc, white, HDPE, oblong	BP-5112/S
Cap, 28/400 CRC SF75M (SE)	CP-5167/S
Label, Lunesta 2 or 3 mg	LB-5446/S for 3mg LB-5445/S for 2mg LB-5452/s for 1 mg
Insert for Lunesta 2 or 3 mg	IN-5254/S
Packer, 6 x 40 cc with windows	IP-5056/S
Shipper, corrugated, 245 x 163 X 71 MM, 200#C	SC-5197/S
Shipper label, 2.5 X 10, blank	LB-5441/S

API, Excipient and Component Specifications and Testing for Eszopiclone Tablets

Test	Proposed Acceptance Criteria	Method
[**]	[**]	0001
[**]	[**]	00508 00566
[**]	[**]	00566
[**]	[**]	00508
[**]	[**]	00510
[**]	[**]	00566
[**]	[**]	00567
[**]	[**]	00572
[**]	[**]	USP <61>

(1)          Total includes [**].

(2)          Uniformity of Dosage Units will be calculated [**].

3

SCHEDULE B
FEES AND MINIMUM RUN QUANTITIES

Pricing is based on number of batches ordered per purchase order; minimum annual volumes are as indicated.

Lunesta Bulk Tablets	2mg (FCA/S)
With Extra Sampling	Validation
Annual Qty	[**]
Run Qty	[**]
Price / Unit (1000 tablets) (USD)	$[**]

Lunesta Sample Blisters 2 x 18s	2mg (FCA2A/S)	2mg (FCA2B/S)
Launch Packaging	Bright Stock	Insert Addition
Sampling	Validation	Validation
Campaign	1 Lot	1 Lot
Annual Qty	[**]	[**]
Run Qty	[**]	[**]
Price/ Unit(1) (USD)	$[**]	$[**]

(1)                 denotes exclusion of bulk costs

4

Lunesta Bottles 100s	1 mg (FCH100/S)		2mg (FCA100/S)		3mg (FCB100/S)
Sampling	Validation	Validation	Validation	Validation	Validation	Validation
Campaign	1 Lot	2 Lots	1 Lot	2 Lots	1 Lot	2 Lots
Annual Qty	[**]	[**]	[**]	[**]	[**]	[**]
Run Qty	[**]	[**]	[**]	[**]	[**]	[**]
Price / Unit USD	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]

Lunesta Bottles 100s	1 mg (FCH100/S)		2mg (FCA100/S)		3mg (FCB100/S)
Sampling	Regular	Regular	Regular	Regular	Regular	Regular
Campaign	1 Lot	2 Lots	1 Lot	2 Lots	1 Lot	2 Lots
Annual Qty	[**]	[**]	[**]	[**]	[**]	[**]
Run Qty	[**]	[**]	[**]	[**]	[**]	[**]
Price / Unit (USD)	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]

5

Lunesta Sample Blisters 2 x 18s	2mg (FCA2/S) (effective January 27, 2005 to February 28, 2005)	3mg (FCB2/S) (effective January 27, 2005 to February 28, 2005)	2mg (FCA2/S) (effective March 1, 2005)	3mg (FCB2/S) (effective March 1, 2005)
Sampling	Validation	Validation	Validation	Validation
Campaign	1 Lot	1 Lot	1 Lot	1 Lot
Annual Qty	[**]	[**]	[**]	[**]
Run Qty	[**]	[**]	[**]	[**]
Price / Unit (USD)	$[**]	$[**]	$[**]	$[**]

Lunesta Sample Blisters 2 x 18s	2mg (FCA2/S) (effective January 27, 2005 to February 28, 2005)	3mg (FCB2/S) (effective January 27, 2005 to February 28, 2005)	2mg (FCA2/S) (effective March 1, 2005)	3mg (FCB2/S) (effective March 1, 2005)
Sampling	Regular	Regular	Regular	Regular
Campaign	1 Lot	1 Lot	1 Lot	1 Lot
Annual Qty	[**]	[**]	[**]	[**]
Run Qty	[**]	[**]	[**]	[**]
Price / Unit (USD)	$[**]	$[**]	$[**]	$[**]

6

Lunesta HUDs 6 x 15s	1mg (FCH15/S)		2mg (FCA15/S)		3mg (FCB15/S)
Sampling	Validation	Validation	Validation	Validation	Validation	Validation
Campaign	1 Lot	2 Lots	1 Lot	2 Lots	1 Lot	2 Lots
Annual Qty	[**]	[**]	[**]	[**]	[**]	[**]
Run Qty	[**]	[**]	[**]	[**]	[**]	[**]
Price / Unit (USD)	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]

Lunesta HUDs 6 x 15s	1mg (FCH15/S)		2mg (FCA15/S)		3mg (FCB15/S)
Sampling	Regular	Regular	Regular	Regular	Regular	Regular
Campaign	1 Lot	2 Lots	1 Lot	2 Lots	1 Lot	2 Lots
Annual Qty	[**]	[**]	[**]	[**]	[**]	[**]
Run Qty	[**]	[**]	[**]	[**]	[**]	[**]
Price / Unit (USD)	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]

7

Assumptions

1.	Packaging validation and annual product review costs are not included.

2.	Raw material pricing is based on approved vendors. Should a change be made to a material supplier, pricing should be re-examined.

3.	Validation sampling denotes additional material sampled during the manufacturing stage, reducing yields.

4.

Packaging component pricing is on based two-month order quantities as per Sepracor’s requirements. Price does not include plate and die charges for new printed components that will be billed back separately to Sepracor.

5.	The sample blister launch unit pricing excludes bulk costs, which are billed separately.

6.

The sample blister launch packaging configuration includes bright stock phase of 2 x 18 blisters (white / blank foil) per carton and 24 cartons per shipper. The insert addition phase includes insert and 24 cartons per shipper.

7.

The packaging configuration for bottles includes: bottle, cap, outsert, dumpbin of 6 bottles, and 4 dumpbins per shipper. The sample blisters includes 2 x 18 blisters per carton, insert, and 24 cartons per shipper. The HUD includes: 6 x 15 blisters per carton, insert, and 24 cartons per shipper.

8

AMENDMENT NO. 2 TO THE MANUFACTURING SERVICES AGREEMENT

THIS AMENDMENT (the “Amendment”) to the Manufacturing Services Agreement is made as of November 1, 2005, by and between Patheon Inc. (“Patheon”), having its principal office at 7070 Mississauga Road, Mississauga, Ontario, Canada, L5N 7J8, Patheon Pharmaceuticals Inc. (“PPI”), having its principal office at 2110 East Galbraith Road, Cincinnati, Ohio 45237-1625, U.S.A., and Sepracor Inc. (“Sepracor”), having its principal office at 84 Waterford Drive, Marlborough, Massachusetts 01752, U.S.A.

WHEREAS Patheon and Sepracor entered into a Manufacturing Services Agreement dated March 1, 2004 and Amendment No. 1 to the Manufacturing Services Agreement dated July 18, 2005 (collectively, the “Agreement”); and

WHEREAS the parties wish to amend the Agreement to add PPI as a party to the Agreement as of November 1, 2005 (the “Amendment Effective Date”).

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.                                       The Agreement shall be amended, as of the Amendment Effective Date, as set forth herein.  Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the respective meanings ascribed thereto in the Agreement.

2.                                       PPI, a corporation existing under the laws of the State of Delaware, U.S.A., is hereby added as a party to the Agreement.  The reference to “Patheon” in the Agreement shall include PPI.

3.                                       The definition of “Manufacturing Site” in Section 1.1 of the Agreement is amended to add to the end of the definition the clause, “or at 2110 East Galbraith Road, Cincinnati, Ohio, USA.”

4.                                       Schedule E to the Agreement is hereby deleted and replaced with Schedule E attached hereto.

5.                                       PPI is hereby added as a party to the March 1, 2004 Quality Agreement between Patheon and Sepracor that is attached to the Agreement as Schedule G.  The reference to “Patheon” in the Quality Agreement shall include PPI.

Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect for the term thereof.  In the event of any conflict between this Amendment and the Agreement, the terms of this Amendment shall control.  Upon execution, the Agreement and this Amendment shall be deemed to constitute the entire Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by duly authorized representatives on the dates set forth below.

PATHEON INC.		SEPRACOR, INC.

By:	/s/ Riccardo Trecroce	By:	/s/ Walt Piskorski

Name:	Riccardo Trecroce	Name:	Walt Piskorski

Title:	General Counsel &
	Sr. Vice-President, Admin.	Title:	VP, MFG OPS

Date:	January 24, 2006	Date:	1-31-06

PATHEON PHARMACEUTICALS INC.

By:	/s/ Ricarrdo Trecroce

Name:	Riccardo Trecroce

Title:	Secretary

Date:	January 24, 2006

2

SCHEDULE E

BATCH NUMBERING AND EXPIRATION DATES

Each batch of the Product manufactured by Patheon will bear a unique lot number using the Patheon batch numbering system.  This number will appear on all documents relating to the particular batch of the Product.

Patheon will calculate the expiration date for the product for each batch by adding the expiration period of the Product supplied by the Client to the date of Manufacture of each batch.

3

AMENDMENT NO. 3 TO THE MANUFACTURING SERVICES AGREEMENT

THIS AMENDMENT (the “Amendment”) to the Manufacturing Services Agreement is made as of May 31, 2006 by and between Patheon Inc. (“Patheon”), having its principal office at 7070 Mississauga Road, Mississauga, Ontario, Canada, L5N 7J8, Patheon Pharmaceuticals Inc., having its principal office at 2110 East Galbraith Road, Cincinnati, Ohio 45237-1625, U.S.A. and Sepracor Inc. (“Sepracor”), having its principal office at 84 Waterford Drive, Marlborough, Massachusetts 01752, U.S.A.

WHEREAS Patheon and Sepracor entered into a Manufacturing Services Agreement dated March 1, 2004, as amended by Amendment No. 1 to the Manufacturing Services Agreement dated July 18, 2005 between Patheon and Sepracor, and as further amended by Amendment No. 2 to the Manufacturing Services Agreement dated November 1, 2005 among Patheon, Patheon Pharmaceuticals Inc. and Sepracor (collectively, the “Agreement”); and

WHEREAS the parties wish to amend the Agreement to remove Patheon Pharmaceuticals Inc. as a party and instead rely on the subcontracting rights of Patheon in Section 12.6(a), to amend certain definitions and to amend Schedules A and B to the Agreement as of May 1, 2005 (the “Amendment Effective Date”); and

WHEREAS the parties currently contemplate that, following execution of this Amendment, Patheon will subcontract part of the services under the Agreement to Patheon Pharmaceuticals Inc. and to MOVA Pharmaceutical Corporation.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.                                       The parties hereby agree that the Agreement shall be amended, as of the Amendment Effective Date, as set forth herein.  Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the respective meanings ascribed thereto in the Agreement.

2.                                       Patheon Pharmaceuticals Inc. is hereby removed as a party to the Agreement.

3.                                       The definition of “Manufacturing Site” in Section 1.1 is deleted and replaced with the following:

““Manufacturing Site” means (i) in respect of Patheon, Patheon’s facilities located at 2100 Syntex Court, Mississauga, Ontario, Canada, (ii) if Patheon subcontracts any part of the services hereunder to Patheon Pharmaceuticals Inc. pursuant to Section 12.6(a), Patheon Pharmaceuticals Inc.’s facilities located at 2110 East Galbraith Road, Cincinnati, Ohio 45237-1625, USA, (iii) if Patheon subcontracts any part of the services hereunder to MOVA Pharmaceutical Corporation pursuant to Section 12.6(a), MOVA Pharmaceutical Corporation’s facilities located at State Road # 670, Km. 2.7, Bo. Coto Norte, Manati, Puerto Rico 00674, and (iv) if Patheon subcontracts any part of the services hereunder to any other Affiliate of Patheon pursuant to Section 12.6(a), the address of the manufacturing facility of such Affiliate as notified by Patheon to Sepracor;”

4.                                       The definition of “Quality Agreement” in Section 1.1 is deleted and replaced with the following:

““Quality Agreement” means (i) in respect of Patheon, the agreement dated March 1, 2004 between Patheon and Sepracor setting out the quality assurance standards to be applicable to the Manufacturing Services provided by Patheon, which agreement is attached hereto as Schedule G, (ii) if Patheon subcontracts any part of the services hereunder to Patheon Pharmaceuticals Inc. pursuant to Section 12.6(a), the agreement to be entered into between Patheon Pharmaceuticals Inc. and Sepracor setting out the quality assurance standards to be applicable to the Manufacturing Services provided by Patheon Pharmaceuticals Inc. on terms to be negotiated between Patheon Pharmaceuticals Inc. and Sepracor, which agreement shall be in a form substantially similar to the Quality Agreement found at Schedule G with necessary modifications to reflect the part of the Manufacturing Services to be provided by Patheon Pharmaceuticals Inc., (iii) if Patheon subcontracts any part of the services hereunder to Patheon Pharmaceutical Inc. pursuant to Section 12.6(a), the agreement to be entered into between MOVA Pharmaceutical Corporation and Sepracor setting out the quality assurance standards to be applicable to the Manufacturing Services provided by MOVA Pharmaceutical Corporation on terms to be negotiated between MOVA Pharmaceutical Corporation and Sepracor, which agreement shall be in the form substantially similar to the Quality Agreement found at Schedule G with necessary modifications to reflect the part of the Manufacturing Serviices to be provided by MOVA Pharmaceutical Corporation (iv) if Patheon subcontracts any part of the services hereunder to any other Affiliate of Patheon pursuant to Section 12.6(a), the agreement to be entered into between such Affiliate and Sepracor setting out the quality assurance standards to be applicable to the Manufacturing Services provided by such Affiliate on terms to be negotiated between such Affiliate and Sepracor, which agreement shall be in the form substantially similar to that found at Schedule G with necessary modifications to reflect the part of the Manufacturing Services to be provided by such Affiliate;”

5.                                       Section 3.2 of the Agreement is deleted in its entirety and replaced with the following:

“3.2                           API.

(a)                                  Sepracor shall, at its sole cost and expense, deliver the API to Patheon in sufficient quantities and at such times to facilitate the provision of the Manufacturing Services by Patheon, which API shall be held by Patheon on behalf of Sepracor on the terms and subject to the conditions herein contained.  The parties acknowledge and agree that title to the API shall at all times belong to and remain the property of Sepracor.  Patheon agrees that any API received by it shall only be used by it to provide the Manufacturing Services.  The aggregate liability of Patheon with respect to any lost or damaged API shall be as set forth in Section 9.2.

(b)                                 If Patheon subcontracts any part of the services hereunder to any other Affiliate of Patheon pursuant to Section 12.6(a), Patheon may direct

Sepracor to deliver the API to the Manufacturing Site of such Affiliate on the same terms as set out in Section 3.2(a).”

6.                                       Section 12.6(a) of the Agreement is deleted in its entirety and replaced with the following:

“12.6                     Assignment.

(a)                                  Patheon may not assign this Agreement or any of its rights or obligations hereunder except with the written consent of Sepracor, such consent not to be unreasonably withheld.  For greater certainty, Patheon may arrange for subcontractors to perform specific services arising under this Agreement provided that Patheon remains responsible to Sepracor under this Agreement.  Sepracor hereby acknowledges that Patheon Pharmaceuticals Inc. and MOVA Pharmaceutical Corporation, Affiliates of Patheon, will be appointed by Patheon as subcontractors hereunder and Patheon shall, allocate the Manufacturing Services to be performed thereat; provided that Patheon covenants that prior to subcontracting any part of the Manufacturing Services to MOVA Pharmaceutical Corporation, it shall ensure that MOVA Pharmaceutical Corporation maintains the required licenses and/or certifications, as applicable, and is authorized to provide the assigned Manufacturing Services in the Commonwealth of Puerto Rico;”

7.                                       The following new Section 12.15 is added immediately after Section 12.14 of the Agreement:

“12.15                           Capital Requirements.

Certain capital requirements and the obligations of the parties in respect thereof are set out in Schedule J.”

8.                                       Schedule A to the Agreement is hereby deleted and replaced with Schedule A attached hereto.

9.                                       Schedule B to the Agreement is hereby deleted and replaced with Schedule B attached hereto.

10.                                 Schedule H attached hereto is hereby added to the Agreement as Schedule H.

11.                                 This Amendment shall not be deemed the “amendment” referenced in the letter dated March 8, 2006 relating to the waiver of the eighteen (18) month prior notice of termination obligation (the “Waiver Letter”).  The Waiver Letter shall remain in full force an effect.

Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect for the term thereof.  In the event of any conflict between this Amendment and the Agreement, the terms of this Amendment shall control.  Upon execution, the Agreement and this Amendment shall be deemed to constitute the entire Agreement.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by duly authorized representatives as of the date first written above.

PATHEON INC.			SEPRACOR INC.

By:	/s/ Riccardo Trecroce		By:	/s/ Stephen Wald
	Name:	Riccardo Trecroce		Name:	Stephen Wald
	Title:	General Counsel and		Title:	Sup. Comm. Tech. Opn.
Senior Vice President
Administration

PATHEON PHARMACEUTICALS INC.

By:	/s/ Riccardo Trecroce
	Name:	Riccardo Trecroce
	Title:	Secretary

SCHEDULE A
PRODUCT SPECIFICATIONS

Copies of the finished Product specifications, packaging specifications and shipping requirements for each Product are set out below, which specifications are subject to change in accordance with the terms of this Agreement.

Eszoplicone Tablets (trade name: “Lunesta”)

DESCRIPTION	PART NUMBER*	SPECIFICATION
API
[**]	[**]	Client specifications Client specifications

[**]
[**]	[**]	USP/NF/EP/JPE
[**]	[**]	NF/USP
[**]	[**]	USP/Client specifications
[**]	[**]	USP/NF/EP/JP/Harmonized
[**]	[**]	USP/NF/EP/JP
[**]	[**]	USP/Client specifications
[**]	[**]	USP
[**]	[**]	USP

Components

2-Tablet Blister, 36’s,	FCH2/S for 1mg FCA2/S for 2mg FCB2/S for 3mq
Film, Aclar, PA200/02, 85mm	BL-5038/S for 2mg & 3mg
Film, Aclar, PA300/02, 85mm	BL-5046/S for 1mg
Foil, Aluminum, 81 mm, printed	AF-5105/S for 1mg AF-5091/S for 2mg AF-5092/S for 3mg
Insert for Lunesta 2 or 3 mg	IN-5254/S
Insert for Lunesta 1, 2 or 3 mg	IN-5261/S
Carton, 18 blisters of 2 tablets	IP-5082/S for 1mg IP-5072/S for 2mg IP-5073/S for 3mg
Shipper, corrugated, 464 x 315 x 232mm 200#, 24 cartons	SC-5182/S
Shipper label, 13 x 4 inches, blank	LB-5141/S

HUD Blister, 6 X15’s	FCH15/S for 1mg FCA15/S for 2mg FCB15/S for 3mg

DESCRIPTION	PART NUMBER*	SPECIFICATION
Print Mat Lunesta HUD	PM-5041/S for 1mg PM-5042/S for 2mg PM-5043/S for 3mg
Aclar PA200/02, 140MM	BL-5039/S for 2mg and 3mg
Aclar PA300/02, 140MM	BL-5045/S for 1mg
Foil, Lunesta HUD	AF-5093/S for 1mg AF-5094/S for 2mg AF-5095/S for 3mq
Insert for Lunesta 2 or 3 mg	IN-5254/S
Insert for Lunesta 1, 2 or 3 mg	1N-5261/S
Carton, 15’s HUD	IP-5078/S for mg IP-5079/S for 2mg IP-5080/S for 3mg
Shipper, corrugated, 376 x 279 x 99mm 200#C	SC-5205/S
Shipper label, 13 x 4 inches, blank	LB-5141/S

Bottles, 100’s	FCB100/S for 3mg FCA100/S for 2mg FCH100/S for 1mg

Bottle, 40cc, white, HDPE, oblong	BP-5112/S
Cap, 28/400 CRC SF75M (SE) or Cap, 28/400 CR SFGD 75M Liner	CP-5167/S or CP-5280/S
Label, Lunesta 2 or 3 mg	LB-5446/S for 3mg LB-5445/S for 2mg LB-5452/S for 1mg
Insert for Lunesta 2 or 3 mg	IN-5254/S
Insert for Lunesta 1, 2 or 3 mg	IN-5261/S
Packer, 6 x 40 cc with windows	IP-5056/S
Shipper, corrugated, 245 x 163 x 71 MM, 200#C	SC-5197/S
Shipper label, 2.5 X 10, blank	LB-5441/S

* These part numbers refer to part numbers at Patheon’s Manufacturing Site at 2100 Syntex Court, Mississauga, Ontario.  Different part numbers will be applicable at the Patheon Affiliate’s Manufacturing Sites at 2110 East Galbraith Road, Cincinnati, Ohio 45237-1625, USA and State Road # 670, Km. 2.7, Bo. Coto Norte, Manati, Puerto Rico 00674

API, Excipient and Component In-House Specifications and Testing for Eszopiclone Tablets

Test	Acceptance Criteria	Method
[**]	[**]	00001
[**]	[**]	00508
		00566
[**]	[**]	00566
[**]	[**]	00508
[**]	[**]	00510
[**]	[**]	00566
[**]	[**]	00567
[**]	[**]	00572
[**]	[**]	USP<61>
[**]	[**]	00674

1.                                       Total includes [**].

2.                                       Uniformity of Dosage Units will be calculated [**].

SCHEDULE B
FEES AND MINIMUM RUN QUANTITIES

Pricing is based on number of batches ordered per purchase order; minimum annual volumes are as indicated.

2006 Pricing Tables - in USD

Lunesta 1 mg

SKU	100’s bottle
Annual Qty (units)	[**]
Run Qty (batches)	1	2	6
Run Qty (units)	[**]	[**]	[**]
Price per unit	$[**]	$[**]	$[**]

Lunesta 2 mg

SKU	100’s bottle			2x18’s blister
Annual Qty (units)	[**]			[**]
Run Qty (batches)	1	2	6	1
Run Qty (units)	[**]	[**]	[**]	[**]
Price per unit	$[**]	$[**]	$[**]	$[**]

Lunesta 3 mg

SKU	100’s bottle			2x18’s blister
Annual Qty (units)	[**]			[**]
Run Qty (batches)	1	2	6	1
Run Qty (units)	[**]	[**]	[**]	[**]
Price per unit	$[**]	$[**]	$[**]	$[**]

Assumptions

1.	The commercial manufacturing process at MOVA Pharmaceutical Corporation will follow the current process at Patheon’s Manufacturing Site at 2100 Syntex Court, Mississauga, Ontario (“Patheon TRO”).

2.	1, 2 and 6-batch manufacturing campaigns are quoted for the high volume bottle SKUs for all strengths.

3.	The packaging configurations for each SKU are as per specifications established at Patheon TRO.

4.	The same primary packaging components and formats are assumed for all three strengths.

5.	Raw material and finished product testing are based on established specifications and methods.

6.	Patheon will be responsible for the shipment of bulk tablets from Patheon TRO to Patheon Pharmaceuticals Inc. at 2110 East Galbraith Road, Cincinnati, Ohio 45237-1625, USA for blister packaging.

7.

It is assumed that finished packages will be shipped from the final packaging site to Sepracor’s current designated location in the USA. Any additional shipping costs relative to shipping from Patheon TRO that are incurred as a result of Patheon subcontracting the services to any Patheon Affiliates will be borne by Patheon.

8.

Patheon will absorb the cost of standard validation activities for the transfer of manufacturing and packaging of Lunesta to any Manufacturing Site other than Patheon TRO based on the current manufacturing assumptions. For the manufacturing transfer to MOVA Pharmaceutical Corporation, this should include up to two (2) experimental placebo batches to confirm the capacities of bins, the V-30 blender and the coaters. Up to four (4) feasibility batches for the 1 mg dose (lowest API concentration) will then be made to confirm the process and content uniformity. Patheon will assume all the costs of the feasibility batches, with the exception of API, which will be the responsibility of Sepracor. Assuming successful completion of the 1mg feasibility batches, one registration batch will be made per strength: 1 mg, 2 mg, 3 mg. These batches will also be validation batches. Upon completion of the facility modification, the validation activities will be completed. The validation strategy will be to manufacture 3 lots of 1 mg, 1 lot of 2mg and 3 lots of 3mg product. Therefore, two additional lots of 1 mg and two additional lots of 3 mg will be manufactured and packaged (100’s count using Pretium bottles). Patheon will pay for the tech transfer activities related to the validation batches, while Sepracor will pay for the product at normal commercial rates.

SCHEDULE H
CAPITAL REQUIREMENTS

Pursuant to the terms of the Agreement, Patheon has subcontracted certain of the services to its Affiliates, Patheon Pharmaceuticals Inc. (“Patheon Cincinnati”) and MOVA Pharmaceutical Corporation (“MOVA”).  In order for Patheon to perform the Manufacturing Services, certain capital expenditures will be necessary in respect of capital equipment required to be acquired and installed at Patheon Cincinnati’s facility located at 2110 East Galbraith Road, Cincinnati, Ohio 45237-1625, USA (“Cincinnati”) and at MOVA’s facility located at State Road # 670, Km. 2,7, Bo. Goto Norte, Manati, Puerto Rico 00674 (“Manati”) and certain modifications in connection with the installation of the equipment will be required to be made to the facility at Manati.  This schedule sets out the obligations of the parties in respect thereof.

The following capital expenditures will be required:

Capital Equipment Requirements
Dedicated to the Client	Equipment	Installation	Design

Cincinnati:
Sample blister change parts	$[**]
HUD blister change parts	$[**]
Subtotal	$[**]

Manati:
Russell Sieve with Sonicator	$[**]
Tablet tooling (6 sets)	$[**]
Bottle change parts	$[**]
Subtotal	$[**]
Total	$[**]

*actual cost of HUD blister change parts at Cincinnati is $[**].  This has been reduced by the cost of the actual expense for change parts at Patheon’s Manufacturing Site at 2100 Syntex Court, Mississauga, Ontario ($[**]) already incurred by the Client.

Capital Equipment Requirements
Non-Dedicated to the Client	Equipment	Installation	Design
Manati:
Utilities for Cat 3 area
Upgrade of Existing 50,000 scfm AHU 100 to comply with 100% fresh air	$[**]	$[**]
Upgrade of Existing Dust Collector 25,000 scfm to comply with 100% air exhaust	—	$[**]
New Dust Collector 25,000 scfm and ductwork	$[**]	$[**]
HVAC Controls	$[**]	—
Design	—	—	$[**]
Subtotal	$[**]	$[**]	$[**]
Facilities and Zoning for Cat. 3 area
New gown / degown, mist showers, airlocks and controls;	$[**]	$[**]	—
New material airlocks	$[**]	—	—
Modifications in mfg rooms and corridors	$[**]	$[**]	—
New gown / degown facilities to separate manufacturing areas from common areas	$[**]	$[**]	—
New airlocks to separate manufacturing areas from common areas	$[**]	$[**]	—
Hung Ceiling at Corridors	—	$[**]
Design	—	—	$[**]
Subtotal	$[**]	$[**]	$[**]
Equipment:
Completion machine hopper level sensor	—	$[**]	—
Separate control for each coating pan	—	$[**]	—
Dew point sensors for coating pans	—	$[**]	—
Dehumidification for dew point control	—	$[**]	—
PK blender loading modifications	$[**]	—	—
Glove boxes (3)	$[**]	—	—
Subtotal	$[**]	$[**]	—
Total	$[**]	$[**]	$[**]
Aggregate - Total		$[**]

1.	The Client will be responsible for all of the costs of the capital equipment requirements listed above under the heading “Dedicated to the Client”, being the amount of $[**].

2.	MOVA will be responsible for [**]% of the costs of the capital equipment requirements listed above under the heading “Non-Dedicated to the Client”, being the amount of $[**].

3.	The Client will be responsible for [**]% of the costs of the capital equipment requirements listed above under the heading “Non-Dedicated to the Client”, being the amount of $[**]. Patheon will reimburse the Client for such amount at a rate of $[**] for every [**] batches of Product, regardless of the origin of manufacture, starting from the point of commercial production at Manati (post-validation) until the capital is repaid. In the event that commercial production at Manati does not start by [**], Patheon will reimburse the Client at a rate of $[**] for every [**] batches of Product, regardless of the origin of manufacture until the capital is repaid. Patheon hereby grants to Client a security interest not exceeding the amount of $[**] covering all “non- dedicated to the Client” equipment and will, upon ten (10) days written notice from Client take each and every step reasonably necessary to perfect such security interest with all applicable governmental authorities no matter where such equipment is found or moved to at any time. Client shall retain all remedies at Jaw or in equity to protect its interests in such equipment provided, however, that the Client shall not be permitted to withhold or set off any such amounts owing by Patheon to the Client against any amounts owing by the Client to Patheon pursuant to the Agreement.

4.	The Client represents and warrants that the funding to be provided by the Client does not contravene any agreement to which the Client is a party.

5.

The equipment listed above as “Dedicated to the Client” shall be dedicated for use with respect to the Client’s Products. The equipment listed above as “Non-Dedicated to the Client” may be used for the manufacture of products for third parties.

6.

Title and risk of loss to the equipment listed above as “Dedicated to the Client” shall reside with the Client who shall be the sole legal and beneficial owner thereof. Title and risk of loss to the equipment and the capital improvements listed above as “Non-Dedicated to the Client” shall reside with MOVA who shall be the sole legal and beneficial owner thereof and the Client shall not have any security interest, charge or encumbrance in such equipment and capital improvements and the Client shall not register or take any other action to impose a security interest, charge or encumbrance over such equipment and the capital improvements.

7.

Upon the expiration or termination of the Agreement for any reason prior to completion of the reimbursements contemplated by clause 3 above, (a) Patheon Cincinnati shall have the option to purchase the equipment listed above as “Dedicated to the Client” installed at Cincinnati at fair market value, (b) the Client shall remove, or arrange to remove, from Cincinnati at its expense all equipment listed above as “Dedicated to the Client” installed at Cincinnati that is not purchased by Patheon Cincinnati and the Client shall repair, or arrange to repair, at its expense any damage to Cincinnati resulting from such removal, (c) MOVA shall have the option to purchase the equipment listed above as “Dedicated to the Client” installed at Manati at fair market value, (d) the Client shall remove, or arrange to remove, from Manati at its expense all equipment listed above as “Dedicated to the Client” installed at Manati that is not purchased by MOVA and the Client shall repair, or arrange to repair, at its expense any damage to Manati resulting from such removal, and (e) MOVA shall be entitled to retain all of the equipment and the capital improvements listed above as “Non-Dedicated to the Client” without any compensation therefor owing to the Client.

8.	All monetary amounts are expressed in the lawful currency of the United States of America.